SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                January 22, 2001
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                             ---------------------
                             Commission File Number



               Ohio                                          31-0987416
----------------------------------------------            ---------------------
(State or other jurisdiction of incorporation)            (I.R.S. Employer
                                                          Identification Number)

            138 Putnam Street
               P.O. Box 738,
              Marietta, Ohio                                        45750
---------------------------------------                           ---------
(Address of principal executive office)                           (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                  Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On January 22, 2001, Peoples Bancorp Inc. announced its 27th consecutive year of increased earnings. The release is included herewith as
Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

EXHIBIT NUMBER                       DESCRIPTION
--------------                       ------------------------------------
99                                   News Release issued January 22, 2001

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  January 22, 2001                PEOPLES BANCORP INC.
                                       --------------------
                                       Registrant



                              By: /s/  ROBERT E. EVANS
                                       Robert E. Evans
                                       President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number         Description                        Page
--------------         ----------------------------       ---------
99                     News Release issued 01/22/01       4 - 11